Exhibit 10.1

                           LEASE TERMINATION AGREEMENT

      THIS LEASE TERMINATION AGREEMENT ("Agreement") dated as of April 19, 2004 is by and between IMMUNEX CORPORATION, a Washington corporation, successor in interest to Smith Cove Partnership, a Washington general partnership ("Landlord"), and PHOTOWORKS, INC., a Washington corporation, formerly known as Seattle FilmWorks, Inc., a Washington corporation ("Tenant").

      RECITALS

      A. Landlord and Tenant are parties to that certain lease agreement dated March 4, 1997, as amended by that certain first amendment to lease dated as of January 14, 1998 (the "First Amendment") and that certain second amendment to lease dated June 14, 2000 (collectively, the "Lease") with respect to office and warehouse space in the buildings commonly known as 1240 and 1250 16th Avenue West in Seattle, Washington (the "Premises").

      B. Tenant wishes to vacate the Premises and terminate the Lease before its stated expiration date, and Landlord has agreed to such vacation and termination upon the terms and conditions set forth below.

      C. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Lease.

      AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. Termination

      Effective as of April 30, 2004 ("Termination Date"), the Lease shall be terminated, and the Premises shall be deemed surrendered by Tenant to Landlord; provided, however, that if Tenant shall, between the date hereof and the Termination Date, materially violate any provision hereof, and if Tenant shall not have cured such violation within any applicable notice and cure period provided to Tenant under the Lease, Landlord shall have the right to declare this Agreement null and void and to reinstate the Lease in addition to, and not in lieu of, any other rights or remedies available to Landlord.

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2. Vacation

      Tenant shall use its best efforts to vacate the Premises on or before April 30, 2004, but in no event shall Tenant occupy any of the Premises after May 31, 2004. Tenant shall vacate the Premises in accordance with provisions relating to the condition of the Premises and removal of Tenant's property therefrom as agreed by Tenant and Landlord and listed on Schedule 1.

3. Security Deposit

      As consideration for this Agreement and Landlord's agreement to terminate the Lease prior to its stated expiration date, Tenant agrees that Landlord shall retain the $18,766.00 security deposit currently held by Landlord pursuant to
Section 5 of the Lease.

4. Conveyor; Passageways

      Landlord agrees that Tenant shall not be required to remove the Conveyor, the Passageways or the Access Openings and restore the Premises as required under Section 1(d) of the First Amendment.

5. Governing Law and Venue

      The laws of Washington shall govern the interpretation and enforcement of this Agreement.

6. Waiver

      No provision of this Agreement shall be deemed to have been waived unless such waiver is in writing signed by the waiving party. Failure by any of the parties to insist upon the strict performance of any provision of this Agreement, or to exercise any right or remedy upon a breach, shall not constitute a waiver of such breach, of such provision or of any other provision. A waiver of one provision of this Agreement shall not be deemed a waiver of any other provision of this Agreement or a waiver of such provision with respect to any subsequent breach, unless expressly provided in writing.

7. Costs and Fees

      Each party to this Agreement shall pay its respective costs in connection with the negotiation, drafting, and execution of this Agreement. If, however, any party files an action to enforce compliance with this Agreement or to allege a breach of this Agreement, the party prevailing in that action shall be entitled to recover all costs and attorney fees incurred in connection with such action, including any appeal arising out of such action.

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8. Entire Agreement

      This Agreement constitutes the entire agreement between the parties concerning the matters referred to herein.

9. Severability

      If any part of this Agreement is declared invalid by any court of competent jurisdiction, the invalidated part shall be amended to reflect the parties' intentions in a valid manner. If the invalidated part cannot be so amended, it shall be deleted from this Agreement. In either event, those parts of the Agreement which have not been declared invalid shall continue in full force and effect.

10. No Modification Unless Written and Signed

      This Agreement shall not be modified unless the parties sign a subsequent written document that expressly modifies this Agreement.

11. Counterparts

      This Agreement may be executed in counterparts, all of which taken together will constitute one and the same instrument, and any party executing this Agreement may do so by signing any such counterpart.

[The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, this Agreement has been executed as of the date first mentioned above.

Landlord:

IMMUNEX CORPORATION,

a Washington corporation

By:    /s/ Steven J. Schoch

Name:  Steven J. Schoch
Title: Treasurer


Tenant:

PHOTOWORKS, INC.,

a Washington corporation

By:    /s/ Philippe Sanchez

Name:  Philippe Sanchez
Title: President & CEO

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STATE OF CALIFORNIA   )
                      )                                                      ss.
COUNTY OF VENTURA     )

      On this 26th day of April, 2004, before me, A. Munoz, Notary Public, personally appeared Steven J. Schoch, of IMMUNEX CORPORATION, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

      IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


                                           /s/ A. Munoz
                                           (Signature of Notary)

                                           A. Munoz ________________________
                                           (Print or stamp name of Notary)

                                           NOTARY PUBLIC.

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STATE OF WASHINGTON   )
                      )                                                      ss.
COUNTY OF KING        )

      On this 19th day of April, 2004, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Philippe Sanchez, to me known to be the person who signed as President & CEO of PHOTOWORKS, INC., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

      IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


                                           /s/ Linda Marie Clay
                                           (Signature of Notary)

                                           Linda Marie Clay
                                           (Print or stamp name of Notary)

                                           NOTARY PUBLIC in and for the State
                                           of Washington, residing at Sammamish.
                                           My appointment expires: 11-7-07.

                                   Schedule 1

                  Surrender and Premises Restoration Agreement

      1. All cyclone fencing with the exception of area surrounding the electrical panel in the warehouse (Building 2-1250) will be removed.

      2. Functional voice/data servers/POP will be disconnected and inoperable.

      3.    Furniture and equipment will be removed.

      4.    Warehouse pallet racking/shelving will be removed.

      5.    Electrical/voice/data drops will not be removed.

      6.    Conveyor system (mail machine) will not be removed.

      7.    Radiant heat in Building 1 (1240) will not be removed.

      8.    Fire/sprinkler systems will not be removed.